                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                  ------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT 0F 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED), JULY 10, 1997
                                  ------------

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                1-00059                            76-0185186
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                  IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                                 (713) 650-3700
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   -----------

                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                              333-04343-01                        76-0502785
(STATE OF OTHER JURISDICTION             (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER
OF INCORPORATION OR                                                           IDENTIFICATION NO.)
ORGANIZATION)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                                 (713) 650-3700
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                              --------------------

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       EXPLANATORY NOTE TO AMENDMENT NO. 2


     The undersigned registrant hereby amends its Current Report on Form 8-K originally filed July 25, 1997 for the sole purpose of filing Item 7(a) "Financial statements of the business acquired" and the related auditors' consent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of the business acquired.

         The financial statements of Saskatoon Chemicals Ltd. are presented below.

                                     Arthur
                                    Andersen

--------------------------------------------------------------------------------
                                Auditors' Report
--------------------------------------------------------------------------------

To the Shareholder of
SASKATOON CHEMICALS LTD.:

We have audited the balance sheet of SASKATOON CHEMICALS LTD. as at December 29, 1996 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 29, 1996 and the results of its operations and changes in its financial position for the year then ended in accordance with generally accepted accounting principles.




Winnipeg, Manitoba
March 27, 1997

                            SASKATOON CHEMICALS LTD.
                                  BALANCE SHEET
                                DECEMBER 29, 1996
                                     ASSETS


                                                                    1996
                                                                -----------
CURRENT ASSETS
      Accounts receivable                                       $ 5,490,964
      Income taxes receivable                                       803,297

      Inventories (Note 3)                                        5,707,672
      Prepaid expenses                                               13,248
                                                                -----------


                                                                 12,015,181

PROPERTY, PLANT AND EQUIPMENT (Note 4)                           49,517,509

OTHER ASSETS (Note 5)                                               820,918
                                                                -----------
                                                                $62,353,608
                                                                ===========

                      LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
      Bank indebtedness (Note 6)                                $ 1,252,595
      Accounts payable and accrued liabilities                    4,084,639
      Due to affiliate (Note 8)                                   7,322,841
                                                                -----------

                                                                 12,660,075
                                                                -----------
DEFERRED INCOME TAXES                                            15,865,418
                                                                -----------
COMMITMENTS (Note 10)

SHAREHOLDER'S EQUITY
      Share capital (Note 7)                                      3,001,000
      Contributed surplus                                           190,470
      Retained earnings                                          30,636,645
                                                                -----------
                                                                 33,828,115
                                                                -----------
                                                                $62,353,608
                                                                ===========

       The accompanying notes are an integral part of this balance sheet.

                            SASKATOON CHEMICALS LTD.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 29, 1996




                                                           1996
                                                      ------------

NET SALES (Note 8)                                    $ 67,344,975
                                                      ------------

COSTS AND EXPENSES
   Cost of goods sold                                   37,213,784
   Interest, net of $125,987 capitalized (Note 8)         (298,889)
   Corporate and administrative                         14,220,947
   Other                                                    66,406
                                                      ------------
                                                        51,202,248
                                                      ------------
INCOME BEFORE PROVISION FOR INCOME TAXES                16,142,727
                                                      ------------

PROVISION FOR INCOME TAXES
   Current                                               5,682,758
   Deferred                                               (282,758)
                                                      ------------
                                                         5,400,000
                                                      ------------
NET INCOME                                              10,742,727
RETAINED EARNINGS, beginning of year                    39,893,918
DIVIDEND PAID                                          (20,000,000)
                                                      ------------
RETAINED EARNINGS, end of year                        $ 30,636,645
                                                      ============



         The accompanying notes are an integral part of this statement.

                            SASKATOON CHEMICALS LTD.
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                      FOR THE YEAR ENDED DECEMBER 29, 1996



                                                           1996
                                                       ------------

CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES
     Net income                                        $ 10,742,727
     Add (deduct) items not affecting cash
        Depreciation                                      4,877,395
        Deferred income taxes                              (282,758)
        Other                                               349,073
                                                       ------------
                                                         15,686,437
        Net change in non-cash operating accounts           190,012
                                                       ------------
                                                         15,876,449
                                                       ------------
  FINANCING ACTIVITIES
     Net change in affiliate accounts (Note 8)           12,455,487
     Dividend paid                                      (20,000,000)
                                                       ------------
                                                         (7,544,513)
                                                       ------------
  INVESTING ACTIVITIES
    Net additions to property, plant and equipment       (7,783,041)
    Net additions to other assets                          (946,338)
                                                       ------------
                                                         (8,729,379)
                                                       ------------
DECREASE IN CASH                                           (397,443)
BANK INDEBTEDNESS, beginning of year                       (855,152)
                                                       ------------
BANK INDEBTEDNESS, end of year                         $ (1,252,595)
                                                       ============



         The accompanying notes are an integral part of this statement.

                            SASKATOON CHEMICALS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 29, 1996

1.    SIGNIFICANT ACCOUNTING POLICIES

     (a)     FISCAL YEAR

             Saskatoon Chemicals Ltd.'s (the "Company") fiscal year ends on the last Sunday of the calendar year.

     (b)     FOREIGN CURRENCY TRANSLATION

             Sales and expenses are translated at the exchange rate in effect on the date which they occur.

             Monetary assets and liabilities are translated at the exchange rate in effect at the period-end date.

             Foreign exchange gains and losses are recorded in the statement of income or, if relating to long-term monetary items, are deferred and amortized over the term of the related item.

     (c)     INVENTORIES

             Inventories are stated at the lower of average cost and net realizable value.

     (d)     PROPERTY, PLANT AND EQUIPMENT

             The Company capitalizes the interest cost for capital projects with anticipated costs in excess of $500,000 expended during the construction and pre-operating periods. In addition, the Company capitalizes significant pre-operating and start-up costs. Capitalized interest, pre-operating and start-up costs are amortized against income on the same basis as the related assets.

     (e)     DEPRECIATION

             Depreciation of property, plant and equipment is provided on the straight-line method based on estimated service lives. The estimated service lives have the following ranges:

                     Buildings                           10-40 years
                     Machinery and equipment              3-25 years



     (f)     OTHER ASSETS

             Costs of membranes and cell parts placed in service are deferred and amortized over their estimated service lives of two to three years.

                            SASKATOON CHEMICALS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 29, 1996


     1.      SIGNIFICANT ACCOUNTING POLICES (continued)

             (g)  REVENUE

                  Revenues are disclosed net freight, discounts and allowances.

             (h)  INCOME TAXES

                  The Company follows the deferral method of tax allocation accounting in determining the provision for income taxes during the year. Deferred income taxes result primarily from timing differences in the recording of depreciation for accounting purposes and the claiming of capital cost allowance for tax purposes.

             (i)  POST RETIREMENT BENEFITS

                  The Company provides certain retired employees with benefits including medical coverage and life insurance. The cost of these benefits is actuarially determined and accrued in the accounts.


     2.       ACCOUNTS RECEIVABLE
                                                                                  1996
                                                                             -------------
              Trade                                                          $   4,950,069
              Other                                                                540,895
                                                                             -------------
                                                                             $   5,490,964
                                                                             =============
     3.       INVENTORIES

                                                                                 1996
                                                                             -------------

              Raw Materials                                                  $      77,414
              Finished goods                                                     2,257,150
              Materials, parts and supplies                                      3,373,108
                                                                             -------------
                                                                              $  5,707,672
                                                                             =============

                            SASKATOON CHEMICALS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 29, 1996

4.       PROPERTY, PLANT AND EQUIPMENT



                                                    ACCUMULATED      NET BOOK
                                      COST         DEPRECIATION        VALUE
                                  ------------    -------------    -------------
Land                              $    503,663    $         -      $     503,663
Buildings and improvements          11,869,716        2,921,057        8,948,659
Machinery and equipment             68,053,606       28,259,710       39,793,896
Construction in progress               271,291              -            271,291
                                  ------------    -------------    -------------

                                  $ 80,698,276    $  31,180,767    $  49,517,509
                                  ============    =============    =============

5.       OTHER ASSETS


Deferred membrane costs                                             $    520,946
Deferred cell parts costs                                                299,972
                                                                    ------------
                                                                    $    820,918
                                                                    ============


6.       BANK INDEBTEDNESS

         The Company's banking facilities are maintained by the parent company, Weyerhaeuser Canada Ltd. Bank indebtedness represents outstanding cheques as at year end.

7.       SHARE CAPITAL

           Authorized
              Unlimited            Redeemable, retractable, non-participating,
                                   non-voting Class A preference shares without par value

              Unlimited            Voting common shares, without par value

                            SASKATOON CHEMICALS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 29, 1996

7.       SHARE CAPITAL (Continued)

                 Issued


                                                          Shares               Amount
                                                      ------------         ------------

         Class A common shares                                10           $      1,000
         Class A preferred shares                          3,000              3,000,000
                                                                           ------------

                                                                           $  3,001,000
                                                                           ============

8.       RELATED PARTY TRANSACTIONS

         Saskatoon Chemicals Ltd., is a wholly-owned subsidiary of Weyerhaeuser Canada Ltd., which is itself a wholly-owned subsidiary of Weyerhaeuser Company. Weyerhaeuser Saskatchewan Ltd. is a sister company to Saskatoon Chemicals Ltd. and is wholly-owned by Weyerhaeuser Canada Ltd.

         The following is a summary of the outstanding balances with related parties:


         Payable to Weyerhaeuser Canada Ltd.                               $  7,322,841

         The Company entered into a "Revolving Credit and Term Loan Agreement" with Weyerhaeuser Canada Ltd. for an amount not to exceed $25,000,000 dated February 1, 1993. Under the terms of the agreement, advances bear interest at the Royal Bank of Canada Canadian dollar prime rate. Also, the Company is charged a standby fee equal to three-eighths of a percent per annum on the monthly unused portion of the credit line. This agreement terminates on the sale of substantially all of the assets of the Company (see Note 13). Outstanding advances and interest are payable on or before the date of closing.

                            SASKATOON CHEMICALS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 29, 1996

8.   RELATED PARTY TRANSACTIONS (Continued)

     The following is a summary of approximate amounts of transactions with related parties:




     Chemical sales to Weyerhaeuser Saskatchewan Ltd.         $14,315,630
     Chemical sales to Weyerhaeuser Canada Ltd.                13,505,973

     Corporate administrative charges paid to
       Weyerhaeuser Saskatchewan Ltd.                             793,857
     Corporate administrative charges paid to
       Weyerhaeuser Canada Ltd.                                    14,000

     Interest revenue charged to Weyerhaeuser Canada Ltd.         294,522
     Interest expense and standby fee paid to
       Weyerhaeuser Canada Ltd.                                   121,620

     Chemical sales to Weyerhaeuser Saskatchewan Ltd. and Weyerhaeuser Canada
     Ltd. are priced at estimated fair market value.

9.   PENSION COSTS

     The Company maintains a defined benefit pension plan for salaried employees. The actuarial value of assets are based on market values. The actuarial value of the obligation is determined using the projected unit credit actuarial cost method pro-rated on service and the Company's best estimates of future plan assumptions. The estimated position of the plan at December 29, 1996 based on an actuarial valuation performed as at January 1, 1996 are as follows:


     Actuarial value of assets                               $ 3,320,514
     Actuarial value of obligations                            3,308,572
                                                              ----------

     Plan surplus                                            $    11,942
                                                             ===========

     The current year deferred benefit pension plan expense amounted to $180,227.

                            SASKATOON CHEMICALS LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 29, 1996


10.   COMMITMENTS

      As at December 29, 1996, the estimated amount to complete authorized capital projects was approximately $1,600,000.

      Management believes that the Company met the environmental compliance standards applicable to it as at December 29, 1996, and it estimates that capital expenditures required to meet known future environmental compliance standards will approximate $1,550,000. These costs have been budgeted to be incurred in fiscal 1998.

11.   ENVIRONMENTAL INDEMNITY

      The previous owner of the plant has indemnified the Company against any losses resulting from environmental claims arising out of the operations prior to the 1986 purchase by the Company.

12.   ECONOMIC DEPENDENCE

      During 1996, 41% of the Company's sales were made to Weyerhaeuser Canada Ltd. and Weyerhaeuser Saskatchewan Ltd. combined. The Company does not have a sales agreement with either of the above companies.

13.   SUBSEQUENT EVENT

      Subsequent to year end, the Company realized an agreement in principle with an unrelated party to sell substantially all of its assets. The sale is expected to take effect in June 1997. The Company expects to realize a gain on sale.

(b)   Pro forma financial information.
      Not amended

(c)   Exhibits
      The following exhibits are filed as part of this Form 8-K/A.

      EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT
      --------------            ----------------------

         23.1                   Consent of Arthur Andersen & Co.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                              STERLING CHEMICALS HOLDINGS, INC.
                                              STERLING CHEMICALS, INC.
                                              (Registrants)



      Date: May 12, 1998




                                              By:  /s/ Gary M. Spitz
                                                 -----------------------------
                                                  Gary M. Spitz
                                                  Vice President-Finance and
                                                  Chief Financial Officer